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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)              February 6, 2001

                               Waters Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         01-14010                                      13-3668640
 (Commission File Number)                   (IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts                  01757
(Address of Principal Executive Offices)               (Zip Code)

                                 (508) 478-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.           REGULATION FD DISCLOSURE

         The purpose of this Form 8-K is to advise with respect to, and provide directions to access, an investor presentation dated February 6, 2001 for informational purposes only. To view this presentation, connect to www.waters.com via the worldwide web and access the Corporate section. The presentation is under the investor presentation tab. The investor presentation summarizes the Company's view that, and ways in which, its combination of separation technology and mass spectrometry expertise will evolve important tools to enable drug discovery, development and manufacturing decisions in the future. Specifically in the future, companies within the pharmaceutical and life science industry face the opportunity to take advantage of new genomic and proteomic discoveries in order to strengthen their new product pipeline. Critical to their success will be the ability to make good analytical decisions about what diseases to target, what patients to treat and what molecules to develop into the next generation of drugs. The Company's high performance liquid chromatography (HPLC) instrumentation and consumable, mass spectrometry (MS), and informatic integrated product offerings are important tools in these pursuits. The presentation highlights a number of current and planned new Company products, including but not limited to:

            1. The Waters ZQ(TM)Mass Detection system, a product introduced within the past six months; a smaller, faster and improved benchtop version of the predecessor ZMD(TM)Mass Detection system,
            2. The Waters FractionLynx(TM)systems and XTerra(TM)Preparative Columns, planned new products; that expand on the Company's current position in automated purification applications,
            3. The Waters-Micromass Quattro Micro(TM)triple quadropole mass spectrometer, a planned new product; a smaller improved version of the predecessor Quattro LC(TM)product,
            4. The Waters-Micromass Q-Tof Ultima(TM)API quadropole / time-of-flight mass spectrometer, a planned new product; a higher-performance version within the Company's Q-Tof family of products,
            5. The Waters-Micromass Q-Tof Micro(TM)quadropole / time-of-flight mass spectrometer, a planned new product; a benchtop mass spectrometer incorporating Q-Tof technology and
            6. The Waters-Micromass Q-Tof Ultima MALDI (TM) quadropole / time-of-flight mass spectrometer, a planned new product; a Q-Tof mass spectrometer with a MALDI front end.



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         Certain statements contained in the presentation, including references to the Registrant's strategy and operating and financial profile, are forward-looking. These statements are subject to various risks and uncertainties, many of which are outside the control of the Registrant, including (i) changes in relevant portions of the analytical instrument marketplace as a result of economic or regulatory influences, (ii) general changes in the economy or marketplace including currency fluctuations, in particular with regard to the Eurocurrency, (iii) changes in the competitive marketplace, including new products or pricing changes by the Registrant's competitors, (iv) the ability of the Registrant to generate increased sales and profitability from new product introductions, as well as additional risk factors set forth in the Registrant's Form 10-K for its fiscal year ended December 31, 1999. Actual results could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Registrant may make, whether because of these factors or for other reasons. The Registrant does not assume any obligations to update any forward-looking statement.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WATERS CORPORATION



Dated:  February 6, 2001            By:    /s/ Philip S. Taymor
                                               ------------------------
                                           Name:  Philip S. Taymor
                                           Title: Senior Vice President and
                                                  Chief Financial Officer